UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2013

Discover Card Execution Note Trust

(Exact name of issuing entity in respect of the notes as specified in charter)

Discover Card Master Trust I

(Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate as specified in charter)

Discover Bank

(Exact name of sponsor and depositor as specified in charter)

Delaware	333-141703-02 000-23108 033-54804	51-0020270
(State of Organization)	(Commission File Numbers)	(IRS Employer Identification No.)

c/o Discover Bank 12 Read’s Way New Castle, Delaware	19720
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (302) 323-7315

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreements

On October 22, 2013, Discover Card Execution Note Trust and Discover Bank entered into an Underwriting Agreement by and among Discover Card Execution Note Trust, Discover Bank, Deutsche Bank Securities Inc. and RBC Capital Markets, LLC (the “Underwriting Agreement”), with respect to notes to be issued by Discover Card Execution Note Trust in one or more series, classes and tranches pursuant to the Indenture, dated as of July 26, 2007, as amended by the First Amendment to Indenture, dated as of June 4, 2010, and as supplemented by the Amended and Restated Indenture Supplement, dated as of June 4, 2010, and a Terms Document having the date stated in the applicable Terms Agreement (as so supplemented and as otherwise modified or amended from time to time, the “Indenture”), between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On October 22, 2013, Discover Card Execution Note Trust and Discover Bank entered into a Terms Agreement with Deutsche Bank Securities Inc. and RBC Capital Markets, LLC, with respect to the issuance of $850,000,000 principal amount of Class A(2013-5) DiscoverSeries Notes of Discover Card Execution Note Trust (the “Class A(2013-5) Terms Agreement”). A copy of the Class A(2013-5) Terms Agreement is filed as Exhibit 1.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On October 22, 2013, Discover Card Execution Note Trust and Discover Bank entered into a Terms Agreement with Deutsche Bank Securities Inc. and RBC Capital Markets, LLC, with respect to the issuance of $550,000,000 principal amount of Class A(2013-6) DiscoverSeries Notes of Discover Card Execution Note Trust (the “Class A(2013-6) Terms Agreement”). A copy of the Class A(2013-6) Terms Agreement is filed as Exhibit 1.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Exhibits

Exhibit No.	Description	Page

Exhibit 1.1	Underwriting Agreement, dated October 22, 2013, among Discover Card Execution Note Trust, Discover Bank, Deutsche Bank Securities Inc. and RBC Capital Markets, LLC

Exhibit 1.2	Terms Agreement, dated October 22, 2013, among Discover Card Execution Note Trust, Discover Bank, Deutsche Bank Securities Inc. and RBC Capital Markets, LLC, with respect to the Class A(2013-5) DiscoverSeries Notes, excluding Annexes

Exhibit 1.3	Terms Agreement, dated October 22, 2013, among Discover Card Execution Note Trust, Discover Bank, Deutsche Bank Securities Inc. and RBC Capital Markets, LLC, with respect to the Class A(2013-6) DiscoverSeries Notes, excluding Annexes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Bank
(as Depositor for Discover Card Master Trust I and Discover Card Execution Note Trust)

Date: October 22, 2013	By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Assistant Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description	Page

Exhibit 1.1	Underwriting Agreement, dated October 22, 2013, among Discover Card Execution Note Trust, Discover Bank, Deutsche Bank Securities Inc. and RBC Capital Markets, LLC

Exhibit 1.2	Terms Agreement, dated October 22, 2013, among Discover Card Execution Note Trust, Discover Bank, Deutsche Bank Securities Inc. and RBC Capital Markets, LLC, with respect to the Class A(2013-5) DiscoverSeries Notes, excluding Annexes

Exhibit 1.3	Terms Agreement, dated October 22, 2013, among Discover Card Execution Note Trust, Discover Bank, Deutsche Bank Securities Inc. and RBC Capital Markets, LLC, with respect to the Class A(2013-6) DiscoverSeries Notes, excluding Annexes